UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 31, 2011

The Mexico Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	811-02409	13 306 9854
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

1775 I Street, NW, Suite 1100
Washington, DC 20006
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(202) 261-7941

(none)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

Pursuant to Regulation FD Rules 100-103, The Mexico Fund, Inc. (the “Fund”) furnishes the Monthly Summary Report of the Fund’s Investment Adviser.

Item 9.01                      Financial Statements and Exhibits

(d)            Exhibits

The following exhibit is filed as part of this report:

(i)          March 2011 Monthly Summary Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Mexico Fund, Inc.

Date: April 7, 2011	By:	/s/ Sander M. Bieber
Sander M. Bieber
Assistant Secretary